Exhibit 10.26

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 29, 2011, is by and among CASH AMERICA INTERNATIONAL, INC., a Texas corporation (the “Borrower”), the Domestic Subsidiaries of the Borrower party hereto (collectively, the “Guarantors”), the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of March 30, 2011 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 New Definitions. The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Second Amendment Effective Date” shall mean November 29, 2011.

“Incremental Commitments” shall mean that portion of the U.S. Revolving Commitments in excess of $230,000,000 provided by the Incremental Lenders on the Second Amendment Effective Date. The Incremental Commitments as of the Second Amendment Effective Date are as set forth on Schedule 2.1(a).

“Incremental Lenders” shall mean any Lender with an Incremental Commitment and any assignee of such Lender with respect to such Incremental Commitment.

“Incremental Termination Date” shall mean the earlier of (a) May 29, 2013 and (b) the second Business Day after the consummation of the Enova Disposition.

1.2 Amendment to Definition of Maturity Date. The definition of Maturity Date set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” shall mean (a) with respect to the Incremental Commitments, the Incremental Termination Date and (b) with respect to all other Commitments and the Term Loan Facility, March 31, 2015.

1.3 Amendments to Section 2.1(A) of the Credit Agreement.

(a) The first sentence of clause (a) contained in Section 2.1(A) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

During the Commitment Period, subject to the terms and conditions hereof, each U.S. Revolving Lender severally, but not jointly, agrees to make revolving credit loans in Dollars (the “U.S. Revolving Loans”) to the Borrower from time to time in an aggregate principal amount of up to THREE HUNDRED THIRTY MILLION DOLLARS ($330,000,000) (as such aggregate maximum amount may be reduced from time to time as provided in clause (iii) of the proviso below and/or in Section 2.6, the “U.S. Revolving Committed Amount”) for the purposes hereinafter set forth (such facility, the “U.S. Revolving Facility”); provided, however, that (i) with regard to each U.S. Revolving Lender individually, the sum of such U.S. Revolving Lender’s U.S. Revolving Commitment Percentage of the aggregate principal amount of outstanding U.S. Revolving Loans plus such U.S. Revolving Lender’s U.S. Revolving Commitment Percentage of outstanding Swingline Loans shall not exceed such U.S. Revolving Lender’s U.S. Revolving Commitment, (ii) with regard to the U.S. Revolving Lenders collectively, the sum of the aggregate principal amount of outstanding U.S. Revolving Loans plus outstanding Swingline Loans shall not exceed the U.S. Revolving Committed Amount then in effect, and (iii) subject to any further reductions as provided in Section 2.6, the U.S. Revolving Committed Amount shall be automatically reduced to, and shall not exceed, $230,000,000 on and after the Incremental Termination Date.

(b) A new clause (f) is hereby added to the end of Section 2.1(A) of the Credit Agreement to read as follows:

(f) Refinancing of U.S. Revolving Commitments. In connection with the Incremental Commitments being provided on the Second Amendment Effective Date, the U.S. Revolving Loans and Participation Interests outstanding on the Second Amendment Effective Date shall be refinanced with new U.S. Revolving Loans made by the U.S. Revolving Lenders on the Second Amendment Effective Date based on the U.S. Revolving Lenders U.S. Revolving Commitment Percentage (after giving effect to the Incremental Commitments). The Borrower shall be responsible for any costs arising under Section 2.15 hereof resulting from such refinancing.

1.4 Amendment to Section 2.1(B)(a) of the Credit Agreement. The last sentence of clause (a) contained in Section 2.1(B) of the Credit Agreement is hereby deleted in its entirety.

1.5 Amendments to Section 2.6 of the Credit Agreement.

(a) Clause (a) contained in Section 2.6 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Voluntary Terminations or Reductions. The Borrower shall have the right to terminate or permanently reduce the unused portion of the U.S. Revolving Committed Amount or the Multicurrency Revolving Committed Amount at any time or from time to time upon not less than five (5) Business Days’ prior written notice to the Administrative Agent (which shall notify the Lenders thereof as soon as practicable) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction which shall be in a minimum amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof and shall be irrevocable and effective upon receipt by the Administrative Agent; provided that (i) no such reduction or termination shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Loans made on the effective date thereof, (A) the aggregate principal outstanding Dollar Amount of U.S. Revolving Loans plus the aggregate principal Dollar Amount of Swingline Loans shall exceed the aggregate U.S. Revolving Committed Amount, as reduced and (B) after giving effect to any voluntary reduction, the aggregate principal outstanding Dollar Amount of Multicurrency Revolving Loans shall exceed the aggregate Multicurrency Revolving Committed Amount, as reduced and (ii) all terminations and reductions of the U.S. Revolving Facility prior to the Incremental Termination Date shall first be applied to the Incremental Commitments of the Incremental Lenders on a pro rata basis until the aggregate amount of Incremental Commitments is reduced to $0. To the extent the Borrower elects to reduce or terminate U.S. Revolving Commitments at any time prior to the Incremental Termination Date, the outstanding U.S. Revolving Loans and Participation Interests shall be refinanced with new U.S. Revolving Loans made by the U.S. Revolving Lenders on the date of such reduction or termination based on the U.S. Revolving Lenders U.S. Revolving Commitment Percentage (after giving effect to such reduction or termination). The Borrower shall be responsible for any costs arising under Section 2.15 hereof resulting from such refinancing.

(b) Clause (d) contained in Section 2.6 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d) Maturity Date. The U.S. Revolving Commitments, Multicurrency Revolving Commitments and the Swingline Commitment shall automatically terminate on the applicable Maturity Date. The outstanding U.S. Revolving Loans and Participation Interests shall be refinanced with new U.S. Revolving Loans made by the U.S. Revolving Lenders on the Incremental Termination Date based on the U.S. Revolving Lenders U.S. Revolving Commitment Percentage (after giving effect to the Incremental Termination Date). The Borrower shall be responsible for any costs arising under Section 2.15 hereof resulting from such refinancing.

1.6 Amendment to Section 2.11(a) of the Credit Agreement. The first sentence of clause (a) contained in Section 2.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Each borrowing of Revolving Loans and any reduction of the Revolving Commitments (other than the reduction of Incremental Commitments pursuant to Section 2.6(a)) shall be made pro rata according to the respective Revolving Commitment Percentages of the Revolving Lenders.

1.7 Amendment to Section 5.17 of the Credit Agreement. Section 5.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 5.17 Post Closing Covenant. Within ten (10) Business Days after the Second Amendment Effective Date (or such longer period of time as agreed to by the Administrative Agent in its sole discretion), the Administrative Agent shall have received, to the extent not delivered on the Second Amendment Effective Date, certificates of good standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation or organization.

1.8 Amendment to Schedules and Exhibits. The Schedules and Exhibits attached as Exhibit A to this Amendment shall replace the corresponding Schedules and Exhibit to the Credit Agreement. All other Schedules and Exhibits to the Credit Agreement shall not be modified or otherwise affected.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Required Lenders and the Administrative Agent.

(b) Default. After giving effect to this Amendment, no Default or Event of Default shall exist.

(c) Fees and Expenses. The Administrative Agent shall have received from the Borrower such fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby (including, without limitation, the fees and expenses referred to in the Engagement Letter dated as of November 9, 2011 by and among the Borrower, the Administrative Agent and Wells Fargo Securities, LLC) and King & Spalding LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.

(d) Legal Opinion. The Administrative Agent shall have received an opinion or opinions of counsel for the Credit Parties, dated the Amendment Effective Date and addressed to the Administrative Agent and the Lenders which shall be in form and substance satisfactory to the Administrative Agent.

(e) Corporate Documents. The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, an officer’s certificate (i) certifying that the articles of incorporation or other organizational documents, as applicable, of each Credit Party that were delivered on the Closing Date or the date on which any Credit Party was joined as a Guarantor pursuant to a Joinder Agreement (the “Joinder Date”) remain true and complete as of the Amendment Effective Date (or certified updates as applicable), (ii) certifying that the bylaws, operating agreements or partnership agreements of each Credit Party that were delivered on the Closing Date or Joinder Date remain true and correct and in force and effect as of the Amendment Effective Date (or certified updates as applicable), (iii) attaching copies of the resolutions of the board of directors of each Credit Party approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, and certifying such resolutions to be true and correct and in force and effect as of the Amendment

Effective Date, (iv) attaching, to the extent available on the Amendment Effective Date (or otherwise subject to Section 1.7 of this Amendment), certificates of good standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation or organization and (v) certifying that each officer listed in the incumbency certification contained in each Credit Party’s Secretary’s Certificate, delivered on the Closing Date or Joinder Date remains a duly elected and qualified officer of such Credit Party and such officer remains duly authorized to execute and deliver on behalf of such Credit Party the Amendment or attaching a new incumbency certificate for each officer signing this Amendment.

(f) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f) The Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5 Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6 Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7 Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9 No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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SECOND AMENDMENT TO CREDIT AGREEMENT

CASH AMERICA INTERNATIONAL, INC.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	CASH AMERICA INTERNATIONAL, INC., a Texas corporation

	By:	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President and Treasurer

GUARANTORS:	BRONCO PAWN & GUN, INC.
CASH AMERICA ADVANCE, INC.
CASH AMERICA FINANCIAL SERVICES, INC.
CASH AMERICA FRANCHISING, INC.
CASH AMERICA GLOBAL FINANCING, INC.
CASH AMERICA GLOBAL SERVICES, INC.
CASH AMERICA HOLDING, INC.
CASH AMERICA, INC.
CASH AMERICA, INC. OF ALABAMA
CASH AMERICA, INC. OF ALASKA
CASH AMERICA, INC. OF COLORADO
CASH AMERICA, INC. OF ILLINOIS
CASH AMERICA, INC. OF INDIANA
CASH AMERICA, INC. OF KENTUCKY
CASH AMERICA, INC. OF LOUISIANA
CASH AMERICA OF MISSOURI, INC.
CASH AMERICA, INC. OF NEVADA
CASH AMERICA, INC. OF NORTH CAROLINA
CASH AMERICA, INC. OF OKLAHOMA
CASH AMERICA, INC. OF SOUTH CAROLINA
CASH AMERICA, INC. OF TENNESSEE
CASH AMERICA, INC. OF UTAH
CASH AMERICA, INC. OF VIRGINIA
CASH AMERICA OF MEXICO, INC.
CASH AMERICA PAWN, INC. OF OHIO
CASHLAND FINANCIAL SERVICES, INC.
CNU DOLLARSDIRECT INC.
DOC HOLLIDAY’S PAWNBROKERS & JEWELLERS, INC.

	By:	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President and Treasurer

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SECOND AMENDMENT TO CREDIT AGREEMENT

CASH AMERICA INTERNATIONAL, INC.

EGH SERVICES, INC.
ENOVA INTERNATIONAL, INC.
ENOVA ONLINE SERVICES, INC.
EXPRESS CASH INTERNATIONAL CORPORATION
FLORIDA CASH AMERICA, INC.
GAMECOCK PAWN & GUN, INC.
GEORGIA CASH AMERICA, INC.
HORNET PAWN & GUN, INC.
LONGHORN PAWN AND GUN, INC.
MR. PAYROLL CORPORATION
OHIO NEIGHBORHOOD FINANCE, INC.
RATI HOLDING, INC.
TIGER PAWN & GUN, INC.
UPTOWN CITY PAWNERS, INC.
VINCENT’S JEWELERS AND LOAN, INC.

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President

CASH AMERICA MANAGEMENT L.P.
CASH AMERICA PAWN L.P.

By:	Cash America Holding, Inc.
Its General Partner

By	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

BILLERS ACCEPTANCE GROUP, LLC
CNU ONLINE HOLDINGS, LLC
ENOVA FINANCIAL HOLDINGS, LLC
PF LABOR HOLDINGS, LLC
PRIMARY INNOVATIONS, LLC
STRATEGIC RECEIVABLE MANAGEMENT SOLUTIONS, LLC

By:	/s/ J. Curtis Linscott
Name:	J. Curtis Linscott
Title:	Manager

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SECOND AMENDMENT TO CREDIT AGREEMENT

CASH AMERICA INTERNATIONAL, INC.

CNU OF ALABAMA, LLC
CNU OF ALASKA, LLC
CNU OF ARIZONA, LLC
CNU OF CALIFORNIA, LLC
CNU OF COLORADO, LLC
CNU OF DELAWARE, LLC
CNU OF FLORIDA, LLC
CASHNETUSA OF FLORIDA, LLC
CNU OF HAWAII, LLC
CNU OF IDAHO, LLC
CNU OF ILLINOIS, LLC
CNU OF INDIANA, LLC
CNU OF IOWA, LLC
CNU OF KANSAS, LLC
CNU OF LOUISIANA, LLC
CNU OF MAINE, LLC
CASHNET CSO OF MARYLAND, LLC
CNU OF MICHIGAN, LLC
CNU OF MINNESOTA, LLC
CNU OF MISSISSIPPI, LLC
CNU OF MISSOURI, LLC
CNU OF MONTANA, LLC
CNU OF NEVADA, LLC
CNU OF NEW HAMPSHIRE, LLC
CNU OF NEW MEXICO, LLC
CNU OF NORTH DAKOTA, LLC
CNU OF OHIO, LLC
OHIO CONSUMER FINANCIAL SOLUTIONS, LLC
CNU OF OKLAHOMA, LLC
CNU OF OREGON, LLC
CNU OF RHODE ISLAND, LLC
CNU OF SOUTH CAROLINA, LLC
CNU OF SOUTH DAKOTA, LLC
CNU OF TENNESSEE, LLC
CNU OF TEXAS, LLC
CNU OF UTAH, LLC
CNU OF VIRGINIA, LLC
CNU OF WASHINGTON, LLC
CNU OF WISCONSIN, LLC
CNU OF WYOMING, LLC
CASHEURONET UK, LLC
DOLLARSDIRECT, LLC
EURONETCASH, LLC
TRAFFICGEN, LLC

By:	CNU Online Holdings, LLC Its Sole Member

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

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CASH AMERICA INTERNATIONAL, INC

AMENDMENT TO CREDIT AGREEMENT

AEL NET MARKETING, LLC
AEL NET OF ARIZONA, LLC
AEL NET OF ILLINOIS, LLC
AEL NET OF OHIO, LLC
AEL NET OF SOUTH CAROLINA, LLC
AEL NET OF WISCONSIN, LLC
ARIZONA CONSUMER FINANCIAL SOLUTIONS, LLC

By:	CNU Online Holdings, LLC
Its Sole Member

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

CASHNETUSA CO LLC
CASHNETUSA OR LLC
THE CHECK GIANT NM, LLC

By:	Cash America Net of New Mexico, LLC
Its Sole Member

By: CNU Online Holdings, LLC
Its Sole Member

By: /s/ Austin D. Nettle
Name: Austin D. Nettle
Title: Vice President and Treasurer

DEBIT PLUS TECHNOLOGIES, LLC
PRIMARY CREDIT SERVICES, LLC
PRIMARY PAYMENT SOLUTIONS, LLC

By:	Primary Innovations, LLC
Its Sole Member

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

	By:	/s/ Jeffrey D. Bundy
	Name:	Jeffrey D. Bundy
	Title:	Vice President

LENDERS:	JP Morgan Chase Bank, N.A., as a Lender

	By:	/s/ Lindsey M. Hester
	Name:	Lindsey M. Hester
	Title:	Bank Senior

LENDERS:	KEYBANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Matthew A. Lambes
	Name:	Matthew A. Lambes
	Title:	Vice President

LENDERS:	U.S. Bank, N.A., as a Lender

	By:	/s/ Patrick McGraw
	Name:	Patrick McGraw
	Title:	Vice President

LENDERS:	First Tennessee Bank National Association, a national banking association, as a Lender

	By:	/s/ Glynn M. Alexander, Jr.
	Name:	Glynn M. Alexander, Jr.
	Title:	Senior Vice President

LENDERS:	Amegy Bank, N.A., as a Lender

	By:	/s/ Monica Libbey
	Name:	Monica Libbey
	Title:	Vice President

LENDERS:	BOKF, N.A. dba Bank of Texas, as a Lender

	By:	/s/ Alan Morris
	Name:	Alan Morris
	Title:	Vice President

LENDERS:	TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Barry Kromann
	Name:	Barry Kromann
	Title:	Executive Vice President

EXHIBIT A

Schedule 2.1(a)

Commitments

Lender	U.S. Revolving Commitment	U.S. Revolving Commitment Percentage	Multicurrency Revolving Commitment	Multicurrency Revolving Commitment Percentage	Term Loan Commitment	Term Loan Commitment Percentage
Wells Fargo Bank, National Association	$94,058,210.25	28.502487955%	$16,941,789.75	33.883579500%	$16,000,000.00	32.000000000%
JPMorgan Chase Bank, N.A.	$78,967,854.04	23.929652739%	$13,032,145.96	26.064291920%	$10,000,000.00	20.000000000%
KeyBank National Association	$44,660,295.40	13.533422848%	$9,339,704.60	18.679409200%	$7,000,000.00	14.000000000%
US Bank, National Association	$10,519,200.69	3.187636573%	$7,080,799.31	14.161598620%	$3,400,000.00	6.800000000%
First Tennessee Bank National Association	$24,100,000.00	7.303030303%	N/A	N/A	$3,400,000.00	6.800000000%
Amegy Bank, N.A.	$28,600,000.00	8.666666667%	N/A	N/A	$3,400,000.00	6.800000000%
Bank of Texas	$24,994,439.62	7.574072612%	$3,605,560.38	7.211120760%	$3,400,000.00	6.800000000%
Texas Capital	$24,100,000.00	7.303030303%	N/A	N/A	$3,400,000.00	6.800000000%

Total:	$330,000,000.00	100%	$50,000,000.00	100%	$50,000,000.00	100%

EXHIBIT 1.1(b)

[FORM OF]

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the] [each] Assignor identified in item 1 below ([the] [each, an] “Assignor”) and [the] [each] Assignee identified in item 2 below ([the] [each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors] [the Assignees] hereunder are several and not joint.]1 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the] [each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the] [each] Assignor hereby irrevocably sells and assigns to [the Assignee] [the respective Assignees], and [the] [each] Assignee hereby irrevocably purchases and assumes from [the Assignor] [the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s] [the respective Assignors’] rights and obligations in [its capacity as a Lender] [their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor] [the respective Assignors] under the respective facilities identified below (including, without limitation, any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)] [the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the] [any] Assignor to [the] [any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the] [an] “Assigned Interest”). Each such sale and assignment is without recourse to [the] [any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the] [any] Assignor.

1. Assignor[s]:

[1]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

2. Assignee[s]:

[for each Assignee, indicate [Affiliate] [Approved Fund] of [identify Lender]

3. Borrower:	Cash America International, Inc., a Texas corporation

4. Administrative Agent:	Wells Fargo Bank, National Association, as the administrative agent under the Credit Agreement.

5. Credit Agreement:	The Credit Agreement dated as of March 30, 2011, among the Borrower, the guarantors from time to time party thereto, the lenders and other financial institutions from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent.

6. Assigned Interest[s]:

Assignor[s]	Assignee[s]	Facility Assigned	Aggregate Amount of Commitment/ Loans for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/ Loans	CUSIP Number
			$	$	%
			$	$	%
			$	$	%

7.	Portion of the Assigned Interests that

constitute Incremental Commitments:

[8.	Trade Date: ][2]

Effective Date:                 , 20        .

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[2]	To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[S] [NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE[S] [NAME OF ASSIGNEE]

By:
Title:

[Consented to and] Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Title:

[Consented to:]

[NAME OF RELEVANT PARTY]

By:
Title:

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.	Representations and Warranties.

1.1 Assignor[s]. [The] [Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the] [the relevant] Assigned Interest, (ii) [the] [such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2. Assignee[s]. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 9.6(b), (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 9.6(b) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the] [the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, and (vii) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the] [any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the] [each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the] [the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.